UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2012

Eagle Materials Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12984	75-2520779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd., Suite 1100, Dallas, Texas	75219
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number including area code: (214) 432-2000

Not Applicable

(Former name or former address if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Eagle Materials Inc. (the “Company”, which may be referred to as “we”, “our” or “us”) is filing this Form 8-K/A (Amendment No. 2) to amend Item 9.01. Financial Statements and Exhibit 99.3 of its Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission (the “Commission”) on November 30, 2012 and was amended pursuant to a Form 8-K/A (Amendment No. 1) filed on January 23, 2013 (as so amended, the “Existing 8-K/A”) in connection with the Acquisition of certain assets of Lafarge North America and the other Sellers used in connection with the Lafarge Target Business, in order to revise the pro forma financial information required pursuant to Rule 3-05 and Article 11 of Regulation S-X under the Securities Exchange Act of 1934, as amended. The Company is filing this Amendment No. 2 to reflect the following:

•

The unaudited pro forma financial information has been revised to include an updated purchase price allocation. These updates reflect our efforts during our fiscal fourth quarter to finalize the valuation of the assets acquired and the liabilities assumed in the acquisition.

•

The unaudited pro forma condensed combined statements of earnings have been revised to delete pro forma adjustments k) and l), which reflected projected overhead costs on a pro forma basis for the Lafarge Target Business, and eliminated the overhead allocated to the Lafarge Target Business by Lafarge North America Inc. and its affiliates.

•

The unaudited pro forma financial information has been further revised to include in Note (D) a narrative explanation of the expected effects of the Acquisition on overhead expenses allocable to the Lafarge Target Business. These expected effects are consistent with the adjustment previously included in pro forma adjustment k).

Capitalized terms used in this report without definition have the respective meanings given to them in the Existing 8-K/A.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

In connection with the Acquisition, the Company previously filed audited carve-out financial statements and the notes related thereto of the Lafarge Target Business as of December 31, 2011 and 2010 and for the years then ended, which are included as Exhibit 99.1 to the Current Report on Form 8-K filed with the Commission on September 26, 2012 and are incorporated herein by reference. In addition, the unaudited carve-out condensed combined financial statements and the notes related thereto of the Lafarge Target Business as of September 30, 2012 and 2011 and for the nine-month periods ended September 30, 2012 and 2011, which are included as Exhibit 99.2 to Current Report on Form 8-K/A (Amendment No. 1) filed with the Commission on January 23, 2013, and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information and the notes related thereto of the Company as of September 30, 2012, for the six-month period ended September 30, 2012 and for the fiscal year ended March 31, 2012 are filed herewith as Exhibit 99.3.

(d) Exhibits

Number	Description

99.1	Audited carve-out financial statements and the notes related thereto of the Lafarge Target Business as of and for the years ended December 31, 2011 and 2010 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on September 26, 2012).

99.2	Unaudited carve-out condensed combined financial statements and the notes related thereto of the Lafarge Target Business as of and for the nine months ended September 30, 2012 and 2011 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K/A (Amendment No. 1) filed on January 23, 2013).

99.3	Unaudited pro forma condensed combined financial information and the notes related thereto of Eagle Materials Inc. as of September 30, 2012, for the six months ended September 30, 2012 and for the fiscal year ended March 31, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE MATERIALS INC.

By:	/s/ D. Craig Kesler
D. Craig Kesler Executive Vice President – Finance and Administration and Chief Financial Officer

Date: April 26, 2013